UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2026

Gain Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40237	85-1726410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4800 Montgomery Lane, Suite 220

Bethesda, Maryland 20814

(Address of principal executive offices, including zip code)

(301) 500-1556

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.0001 per share	GANX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 29, 2026, Gain Therapeutics, Inc. (the “Company”) announced that the U.S. Food and Drug Administration (“FDA”) has authorized the Company’s Investigational New Drug application for GT-02287. FDA’s decision will allow initiation of the Company’s Phase 2 clinical development of GT-02287 in Parkinson’s disease with or without a GBA1 mutation in the U.S. Both the Phase 1a and Phase 1b studies of GT-02287 were conducted in Australia. The sites in Australia are expected to also participate in the Phase 2 study along with new sites in the U.S. and select European centers. The initiation of the Phase 2 study of GT-02287 is anticipated to occur during the third quarter of 2026.

The planned Phase 2a study of oral GT-02287 in treated and untreated participants with early Parkinson’s disease is expected to enroll participants across sites in the United States, Australia, and Europe. The Company expects initiation of the Phase 2a in the third quarter of 2026.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as “believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “should,” or similar expressions. These forward-looking statements reflect management’s current knowledge, assumptions, judgment and expectations regarding future performance or events. Although management believes that the expectations reflected in such statements are reasonable, they give no assurance that such expectations will prove to be correct or that those goals will be achieved, and you should be aware that actual results could differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding: the development of the Company’s current or future product candidates; expectations regarding the completion and timing of results from a Phase 1b clinical study for GT-02287, including any extension studies; the timing of the commencement of the Phase 2 clinical study for GT-02287; the ability for the Company to enroll patients in its planned Phase 2 clinical study for GT-02287; the Company’s ability to replicate positive results from earlier preclinical studies or clinical trials in current or future clinical trials; and the potential therapeutic and clinical benefits of the Company’s product candidates, including. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the Company’s business in general, please refer to the Company’s Form 10-K for the year ended December 31, 2025, and other filings made with the SEC. All forward-looking statements are expressly qualified in their entirety by this cautionary notice. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this release. The Company has no obligation, and expressly disclaims any obligation, to update, revise or correct any of the forward-looking statements, whether because of new information, future events or otherwise.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIN THERAPEUTICS, INC.

Dated: June 29, 2026	By:	/s/ Gene Mack
Gene Mack
Chief Executive Officer